EXHIBIT 10.32

FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER
THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”), dated as of November 23, 2015 (the “Effective Date”), is entered into by and among Dean Foods Company, a Delaware corporation (the “Borrower”), each Lender party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent entered into that certain Credit Agreement, dated as of March 26, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined);
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to make certain changes as provided herein;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to waive certain post-closing deliveries required under Section 5.11 of the Credit Agreement as provided herein; and
WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have agreed that the Credit Agreement be amended, upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Amendment to the Credit Agreement. Schedule 1.01(b) of the Credit Agreement is hereby replaced in its entirety with the schedule attached hereto as Exhibit A.
Section 2.    Limited Waiver of Certain Post-Closing Deliveries. The requirement under Section 5.11 and Schedule 5.11 of the Credit Agreement to deliver those Post-Closing Deliveries set forth on Exhibit B hereto shall be waived, but only to the extent set forth on such Exhibit B.
Section 3.    Representations and Warranties of the Borrower. The Borrower represents to the Administrative Agent and the Lenders that:
(a)    No Default or Event of Default has occurred and is continuing on and as of the Effective Date. The representations and warranties of the Borrower set forth in Article III of the Credit Agreement or in any other Loan Document are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).
(b)    This Amendment and the transactions contemplated hereby (a) do not require any Loan Party or any of its Subsidiaries to obtain or make any material consent or approval of, registration or

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filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or such as will be timely made, (b) will not result in the violation by any Loan Party or any of its Subsidiaries of any applicable law or regulation or the Organizational Documents of such Loan Party or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or any of their respective assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries; and
(c)    This Amendment and the transactions contemplated hereby, as applicable, are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, shareholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
Section 4.     Reference to and Effect on Loan Documents.
(a)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment is an amendment as referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.
Section 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.    Conditions to Effectiveness. This Amendment (including without limitation, the amendments, waivers and extensions set forth therein) shall become effective at the time that all of the following conditions precedent have been met or waived:
(a)    Agreement. The Administrative Agent shall have received duly executed signature pages for this Amendment signed by the Administrative Agent, the Required Lenders and the Borrower.
(b)    Payment of Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for all reasonable out-of-pocket expenses (including, without limitation, the reasonable fees and out-of-pocket expenses and disbursements of Shearman & Sterling LLP, counsel to the Administrative Agent), which shall have been incurred by the Administrative Agent in connection with

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the preparation, negotiation, execution and delivery of this Amendment and for which invoices have been presented at least two Business Days prior to the Effective Date.
(c)    Representations and Warranties. The representations and warranties of the Borrower contained in Section 3 of this Amendment are true and correct in all material respects on and as of the date of the Effective Date as if made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).
Section 7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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EXHIBIT 10.32

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

DEAN FOODS COMPANY,
as the Borrower

By: /s/ James V. Kenwood
Name:     James V. Kenwood
Title:    Vice President & Corporate Treasurer

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BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Joan Mok
Name:    Joan Mok
Title:    Vice President

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BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Nicholas Cheng
Name:    Nicholas Cheng
Title:    Vice President

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Lisa Whatley
Name:    Lisa Whatley
Title:    Managing Director

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COBANK, ACB,
as a Lender

By: /s/ Zachary Carpenter
Name:    Zachary Carpenter
Title:    Vice President

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MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ John Durland
Name:    John Durland
Title:    Authorized Signatory

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Gordon Yip                    By: /s/ Jaime Frontera
Name:    Gordon Yip                 Name: Jaime Frontera
Title:    Director                  Title: Managing Director

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Christian S. Brown
Name:    Christian S. Brown
Title:    Managing Director

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COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH

as a Lender

By: /s/ Lina A. Garcia
Name:    Lina A. Garcia
Title:    Executive Director

By: /s/ Pamela Beal
Name:    Pamela Beal
Title:    Executive Director

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SUNTRUST BANK,
as a Lender

By: /s/ Tesha Winslow
Name:    Tesha Winslow
Title:    Director

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BANK OF THE WEST,
as a Lender

By: /s/ Temple H. Abney
Name:    Temple H. Abney
Title:    Vice President

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BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Bradford F. Scott
Name:    Bradford F. Scott
Title:    Senior Vice President

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FIFTH THIRD BANK,
as a Lender

By: /s/ Francisco Gonzalez
Name:    Francisco Gonzalez
Title:    Assistant Vice President

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AMERICAN AGCREDIT, PCA,
as a Lender

By: /s/ Bradley K. Leafgren
Name:    Bradley K. Leafgren
Title:    Vice President

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AGSTAR FINANCIAL SERVICES, PCA
as a Lender

By: /s/ Timothy F. McNamara
Name:    Timothy F. McNamara
Title:    Associate Vice President-Capital Markets

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FARM CREIT BANK OF TEXAS,
as a Lender

By: /s/ Ria Estrada
Name:    Ria Estrada
Title:    Manager, Captial Markets Credit Analysis

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UNITED FCS, PCA
DBA FCS COMMERICAL FINANCE GROUP,
as a Lender

By: /s/ Warren Shoen
Name:    Warren Shoen
Title:    Senior Vice President

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REGIONS BANK,
as a Lender

By: /s/ Claire Harrison
Name:    Claire Harrison
Title:    Vice President

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FARM CREDIT MID-AMERICA, PCA
F/K/A FARM CREDIT SERVICES OF MID-AMERICA, PCA,
as a Lender

By: /s/ Ralph M. Bowman
Name:    Ralph M. Bowman
Title:    Vice President

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THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ Wicks Barkhausen
Name:    Wicks Barkhausen
Title:    Second Vice President

EXHIBIT 10.32

Exhibit A
Schedule 1.01(b) – Mortgaged Property

Top Tier Properties
Location Name	Common Physical Address
Oak Farms – Houston Plant	3417 Leeland Street, Houston, TX
Heartland – City of Industry Plant	17851 East Railroad Street, City of Industry, CA
Alta-Dena – City of Industry Plant	17637 East Valley Boulevard, City of Industry, CA
Land-O-Sun/PET – Mfg Plant - Spartanburg	1291 New Cut Road, Spartanburg, SC
Schepp’s Dairy – Dallas Plant	3114 S. Haskell Avenue, Dallas, TX
LeHigh Dairies – Lansdale Plant	880 Allentown Road, Lansdale, PA
McArthur – Miami Plant	6851 NE 2nd Avenue, Miami, FL
Garelick Farms – NJ Plant	117 Cumberland Boulevard, Florence, NJ
Meadow Gold – Las Vegas Plant	6350 East Centennial Pkwy., North Las Vegas, NV

Mid-Tier Properties
Location Name	Common Physical Address
Berkeley Farms – Hayward, CA Milk Plant	25500 Clawiter Road, Hayward, CA
Mayfield – Braselton, GA Plant	1160 Broadway Avenue, Braselton, GA
Dean Dairy – Sharpsville Plant	1858 Oneida Lane, Sharpsville, PA
Meadow Gold - Hawaii – Honolulu Plant	1302 Elm Street, Honolulu, HI
Meadow Gold – Englewood - Englewood Plant	1325 W. Oxford Avenue, Englewood, CO
Land-O-Sun/PET – Mfg Plant – Richmond	1505 Robin Hood Road, Richmond, VA
Dairy Fresh – Winston-Salem Plant	2221 Patterson Avenue, Winston-Salem, NC
T.G. Lee – Orlando Plant	315 N. Bumby Avenue, Orlando, FL
Reiter Dairy – Springfield Plant	1961 Commerce Circle, Springfield, OH
Country Fresh – Livonia Plant	31770 Enterprise Drive, Livonia, MI
Pet O’Fallon – Plant	610 East State Street, O’Fallon, IL
Dean Foods of Decatur – Plant	400 South Chamber Drive, Decatur, IN
Meadow Gold – Salt Lake City Plant	3730 W. 1820 S., Salt Lake City, UT
Dean Foods North Central (DFNCI) – Woodbury Plant	1930 Wooddale Drive, Woodbury, MN
Mayfield – Birmingham, AL Ice Cream Plant	126 Barber Court, Homewood, AL
Gandy’s – Plant	201 University Avenue, Lubbock, TX
Schenkel’s Dairy – Huntington Plant	1019 Flaxmill Road, Huntington, IN
Land-O-Sun/Frostbite Mfg Plant – Toledo	4117 Fitch Road, Toledo, OH
Meadow Gold – Orem Plant	845 S. State Street, Orem, UT

EXHIBIT 10.32

Exhibit B

Property	Item Waived	Permitted Exception To Title Policy or Ownership and Encumbrance Report
Top-Tier Properties
All Top-Tier Properties	Schedule 5.11 Section 1(b)(a)(E)
“Any claim that the Title is subject to a trust or lien created under The Perishable Agricultural Commodities Act, 1930 (7 U.S.C. §§499a, et seq.) or the Packers and Stockyards Act (7 U.S.C. §§181 et seq.) or under similar state laws.”

6851 NE 2nd Avenue, Miami, FL	Schedule 5.11 Section 1(b)(a)(E)
Exception for mechanics’ liens due to Notice of Commencement filed October 16, 2014, recorded in Book 29352, Page 1136 (Schedule B-1, Requirement 7):

“Any and all liens arising by reason of unpaid bills or claims for work performed or materials furnished in connection with improvements placed, or to be placed, upon the subject land.”

3114 South Haskell Avenue, Dallas, TX	Schedule 5.11 Section 1(b)(a)(E)
Exception for mechanics’ liens due to ongoing construction at site.

“Any and all liens arising by reason of unpaid bills or claims for work performed or materials furnished in connection with improvements placed, or to be placed, upon the subject land.”

Mid-Tier Properties
315 N. Bumby Avenue, Orlando, FL	Schedule 5.11 Section 1(b)(b)
Exception for mechanics’ liens due to Notice of Commencement filed October 16, 2014, recorded in Book 29352, Page 1136.

“Any and all liens arising by reason of unpaid bills or claims for work performed or materials furnished in connection with improvements placed, or to be placed, upon the subject land associated with the Notice of Commencement filed October 16, 2014, recorded in Book 29352, Page 1136.”

4117 Fitch Road, Toledo, OH	Schedule 5.11 Section 1(b)(b)
1.    Notice of Lien by Ohio Department of Job and Family Services against Weatherly Frozen Foods Group I, case filed August 31, 2005, recorded as Lucas County Recorder’s Document No. 20050831-0064339, amounting to $145.76.
1.    Bureau of Workers’ Compensation, Plaintiff, vs Weatherly Frozen Food Group Inc., Defendant, case filed May 6, 1994, as Lucas County Lien No. 456025, in the amount of $207,247.22 of Lucas County Clerk of Courts.
a.    Renewal of lien, as Lucas County Lien No. 503683, amounting to $303,847.06 of Lucas County Clerk of Courts.
2.    Bureau of Workers’ Compensation, Plaintiff, vs Weatherly Frozen Food Group Inc., Defendant, case filed May 6, 1994, as Lucas County Recorder’s Document No. 94 1180 D03, in the amount of $207,247.22.
Renewal of lien, as Lucas County Recorder’s Document No. 00 0685 C10, in the amount of $303,847.06.

845 South State Street, Orem, UT	Schedule 5.11 Section 1(b)(b)
Exception for mechanics’ liens due to Notice of Commencement of Construction recorded March 31, 1998 as Entry No. 30517 in Book 4581 at Page 156 and Notice of Commencement of Project recorded June 16, 2004 as Entry No. 69064.

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